Exhibit 99.2

Plug Power Inc. Announces Pricing of Offering of $375.0 Million of 6.75% Convertible Senior Notes

SLINGERLANDS, N.Y. – November 18, 2025 – Plug Power Inc. (“Plug Power”) (NASDAQ: PLUG) today announced the pricing of $375.0 million aggregate principal amount of 6.75% Convertible Senior Notes due 2033 (the “notes”) in a private offering (the “offering”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Plug Power also granted the initial purchasers of the notes a 13-day option to purchase up to an additional $56.25 million aggregate principal amount of the notes. The sale of the notes to the initial purchasers is expected to close on November 21, 2025, subject to customary closing conditions, and is expected to result in approximately $347.2 million (or approximately $399.4 million if the initial purchasers exercise their option to purchase additional notes in full) in net proceeds to Plug Power after deducting the initial purchasers’ discount and estimated offering expenses payable by Plug Power.

The offering price of the notes is 95% of the principal amount of notes. Plug Power intends to use approximately $245.6 million of the net proceeds from the offering to fully repay the outstanding principal amount of, plus accrued and unpaid interest on, its 15.00% secured debentures, and pay the related termination fee in connection therewith, and approximately $101.6 million of the net proceeds, together with cash on hand of approximately $52.4 million, to repurchase for cash approximately $138.0 million aggregate principal amount of Plug Power’s 7.00% convertible senior notes due 2026 (the “2026 notes”) in the note purchase transactions described below.

The notes will be Plug Power’s general unsecured obligations and will rank senior in right of payment to all of its future indebtedness that is expressly subordinated in right of payment to the notes, equal in right of payment to all of its existing and future liabilities that are not so subordinated, including the 2026 notes, effectively junior to all of its secured indebtedness, to the extent of the value of the assets securing such indebtedness, and structurally junior to all indebtedness and other liabilities of its subsidiaries. Interest will be payable semi-annually in arrears. The notes will bear interest at a rate of 6.75% per year. Interest will be payable semi-annually in arrears on June 1 and December 1 of each year, beginning on June 1, 2026. The notes will mature on December 1, 2033, unless earlier repurchased, redeemed or converted.

Plug Power may not redeem the notes prior to December 6, 2028. Plug Power may redeem for cash all or any portion of the notes (subject to certain limitations), at its option, on or after December 6, 2028 and prior to the 26th scheduled trading day immediately preceding the maturity date, if the last reported sale price of Plug Power’s common stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (including the last trading day of such period) ending on, and including, the trading day immediately preceding the date on which Plug Power provides notice of redemption at a redemption price equal to 100% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date. Holders of notes may require Plug Power to repurchase for cash all or any portion of their notes on December 6, 2029 at a repurchase price equal to 100% of the principal amount of notes to be repurchased, plus accrued and unpaid interest to, but excluding December 9, 2029. In addition, holders of the notes will have the right to require Plug Power to repurchase all or a portion of their notes upon the occurrence of a fundamental change (as defined in the indenture governing the notes) at a purchase price of 100% of their principal amount plus any accrued and unpaid interest to, but excluding, the relevant fundamental change repurchase date.

The notes may not be converted prior to the earlier of (i) February 28, 2026 and (ii) the “reserved share effective date” (as defined in the indenture governing the notes), which is effectively the date on which Plug Power reserves the maximum number of shares of common stock underlying the notes. The notes will be convertible at an initial conversion rate of 333.3333 shares of Plug Power’s common stock per $1,000 principal amount of notes (equivalent to an initial conversion price of approximately $3.00 per share, which represents a conversion premium of approximately 40% to the last reported sale price of $2.14 per share of Plug Power’s common stock on The Nasdaq Capital Market on November 18, 2025). Conversions of the notes will be settled in cash, shares of Plug Power’s common stock, or a combination thereof, at Plug Power’s election; provided that unless and until the reserved share effective date occurs, conversions of the notes will be settled via cash settlement.

Contemporaneously with the pricing of the notes, Plug Power entered into separate and individually negotiated transactions with certain holders of its 7.00% Convertible Senior Notes due 2026 (the “2026 notes”) to repurchase approximately $138.0 million in aggregate principal amount of the 2026 notes for approximately $154.0 million in cash, representing the principal amount repurchased and accrued and unpaid interest thereon (the “notes repurchase transactions”). The notes repurchase transactions are expected to close concurrently with the closing of the offering of notes, subject to customary closing conditions. Plug Power expects that holders of the 2026 notes that are repurchased as described above may enter into or unwind various derivatives with respect to Plug Power’s common stock and/or purchase shares of Plug Power’s common stock concurrently with or shortly after the pricing of the notes. The repurchase of the 2026 notes and the potential related market activities by the holders of the 2026 notes that agree to participate in the note repurchase transactions could increase (or reduce the size of any decrease in) or decrease (or reduce the size of any increase in) the market price of Plug Power’s common stock. The notes were only offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act. Neither the notes nor the shares of Plug Power’s common stock potentially issuable upon conversion of the notes, if any, have been, or will be, registered under the Securities Act or the securities laws of any other jurisdiction, and unless so registered, may not be offered or sold in the United States except pursuant to an applicable exemption from such registration requirements.

This announcement is neither an offer to sell nor a solicitation of an offer to buy any of these securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

Cautionary Language Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, the anticipated use of proceeds from the offering, including the repayment of the 15.00% secured debentures and the repurchase of the 2026 notes; the completion of the offering, the completion of the note repurchase transactions; the terms and consideration for the note repurchase transactions; and other statements contained in this press release that are not historical facts. These forward-looking statements are made as of the date they were first issued and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Plug Power’s control. Plug Power’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including, but not limited to, the risks related to the offering and uncertainties related to market conditions; risks that Plug Power may not be able to repay the 15.00% secured debentures or repurchase the 2026 notes as anticipated; risks related to the terms and amount of consideration for the note repurchase transactions; the impact of the offering and the note repurchase transactions on the market price of Plug Power’s common stock; risks related to the potential dilution to holders of Plug Power's common stock. These and other potential risks and uncertainties that could cause actual results to differ from the results predicted are more fully detailed in Plug Power’s filings and reports with the Securities and Exchange Commission (the “SEC”), including the Annual Report on Form 10-K for the year ended December 31, 2024, the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2025, June 30, 2025 and September 30, 2025, as well as other filings and reports that are filed by Plug Power from time to time with the SEC. These forward-looking statements should not be relied upon as representing Plug Power’s views as of any date subsequent to the date of this press release, and you should not place undue reliance on such statements. Except as required by law, Plug Power undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Media Contact

Teal Hoyos

media@plugpower.com